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                                                                   EXHIBIT 10.27
                            SECOND AMENDMENT TO LEASE

This Second Amendment to Lease ("Second Amendment") is entered into by and between Midway Interwood Partners, L.P., a Texas limited partnership ("Landlord") and Administaff Services, L.P., a Delaware limited partnership ("Tenant"), as of the date hereinafter set forth.

                                   WITNESSETH:

      WHEREAS, Landlord and Tenant entered into that certain Lease Agreement executed as of January 20, 2000 (as amended, modified, restated or supplemented, the "Lease") concerning space leased in the building commonly known as The Offices at Interwood (the "Building"), and the land upon which the Building is located, all as more particularly described therein.

      WHEREAS, unless otherwise defined herein, all capitalized terms used in this Second Amendment shall have the meaning thereto as defined in the Lease; and

      WHEREAS, the parties hereto desire to amend the Lease to, among other things, extend the term of the lease and modify the rent schedule.

      NOW, THEREFORE, for and in consideration of the premises, Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Lease as follows:

   1. Section 1.1(a) of the Lease is hereby deleted in its entirety and the following is substituted in place thereof:

      "(a)   Premises:        (i) 40,000 net rentable square feet (37,301 net
                              usable square feet multiplied times a 1.07236 add-on factor), located on the first floor of the Building as identified in Exhibit "A" (the "FIRST
                              FLOOR PREMISES" which is inclusive of 5,362 net rentable square feet (5,000 net usable square feet multiplied times a 1.07236 add-on factor, that was previously referred to as the Daycare Premises);
                              and (ii) 11,978 net rentable square feet (10,685
                              net usable square feet multiplied times a 1.1210 add-on factor), located on the second floor of the Building as identified in Exhibit "A" (the "SECOND
                              FLOOR PREMISES").

   2. Section 1.1(f) of the Lease is hereby deleted in its entirety and the following is substituted in place thereof:

      "(f)   Term:            Commencing on the September 25, 2000 and expiring
                              on September 30, 2014."

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   3. Section 1.1(i) of the Lease is hereby deleted in its entirety and the following is substituted in place thereof:

      "(i)   Tenant's Share:  The ratio that the total net rentable area of the
                              Premises bears to the total net rentable area of the Building."

   4. Section 1.1(l) of the Lease is amended by adding the following provision as follows:

      "The base rent up through and including September 30, 2004 shall be the Base Rent as provided for in the lease. Base rent per net rentable square foot for the remaining term of the Lease shall be as follows:

                       1) Base rent per square foot per annum of net rentable
                          area of the First Floor Premises shall be as follows:

                          October 1, 2004 - September 30, 2009:        $19.12
                          October 1, 2009 - September 30, 2014:        $20.59

                       2) Base rent per square foot per annum of net rentable
                          area of the Second Floor Premises shall be as follows:

                          October 1, 2004 - September 30, 2009:        $20.62
                          October 1, 2009 - September 30, 2014:        $22.09"

   5. Section 1.1(n) of the Lease is hereby deleted in its entirety and the following is substituted in place thereof:

      "(n)   Expense Stop:    $5.00 per net rentable square foot of
                              the First Floor Premises.

                              $6.50 per net rentable square foot of the Second Floor Premises."

   6. Section 1.1 of the Lease is hereby amended by adding the following provision as follows:

      "(t)   Additional
             Improvement
             Allowance:       Landlord shall make available to Tenant with an
                              additional allowance of Twenty-Thousand Dollars
                              ($20,000.00) to be used by Tenant for improvements to the Premises, in accordance with Article 9 of the Lease, prior to the expiration of the Lease
                              Term. Upon Tenant's election to use any portion of such allowance, Tenant shall provide to Landlord

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                              documentation regarding the improvements made to
                              the Premises, stating the itemized costs of such improvements. Landlord shall have a period of thirty (30) days from its receipt of Tenant's documentation to reimburse Tenant. Any unused portion of the Additional Improvement Allowance remaining at the end of the Lease Term shall be the property of the Landlord."

   7. Section 5.1, paragraph 1 is hereby deleted in its entirety and the following is substituted in place thereof:

      "Section 5.1 Tenant shall pay to Landlord, on a per square foot basis, as Additional Rent, for each calendar year or fractional calendar year during the Term, the amount ("Tenant's Operating Costs Payment"), if any, that Tenant's Share of Operating Costs exceeds the Expense Stop. Tenant's Operating Costs Payment shall be calculated and paid as follows:"

   8. Section 5.2(a)(iii)(2) is hereby deleted in its entirety.

   9. Paragraph 5 of Exhibit "B" to the Lease which was added by the First Amendment to the Lease is hereby deleted in its entirety.

  10. Exhibit "A-1" to the Lease which was added by the First Amendment to the Lease is hereby deleted in its entirety.

  11. Exhibit "A-2" to the Lease which was added by the First Amendment to the Lease is hereby deleted in its entirety.

  12. Landlord hereby acknowledges that Tenant has removed its outdoor playground equipment from the Outdoor Premises. Landlord hereby releases Tenant from any further obligation to repair the area of the Outdoor Premises where Tenant's outdoor playground equipment was removed.

  13. Preservation of the Lease. Except as specifically modified by the terms of this Second Amendment, all of the terms, provisions, covenants, warranties, and agreements contained in the Lease shall remain in full force and effect (any irreconcilable conflicts or inconsistencies between the terms of this Second Amendment and the Lease shall by governed and controlled by this Second Amendment).

  14. Counterparts. This Second Amendment may be executed in two or more counterparts, and it shall not be necessary that any one of the counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

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  15. Parties in Interest. The terms and provisions of this Second Amendment shall be binding upon and shall inure to the benefit of the personal representatives, successors and permitted assigns of the parties.

  16. Entire Agreement. This Second Amendment contains the entire understanding between the parties and any prior understanding and agreements between them respecting the within subject matter.

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      IN WITNESS WHEREOF, Landlord and Tenant have set their hands and seals hereunto and have caused this Second Amendment to be executed by duly authorized officers thereof, as of September 30, 2004.

                                    LANDLORD:

                                    MIDWAY INTERWOOD PARTNERS, L.P.
                                    a Texas limited partnership

                                    By: MIDWAY INTERWOOD, INC.
                                        a Texas corporation, its General Partner

                                        By:/s/ E.R. Sanford
                                           ------------------------------
                                        Name:  E.R. Sanford II
                                        Title: Executive Vice President

                                    TENANT:

APPROVED                            ADMINISTAFF SERVICES, L.P.
LEGAL______________

/s/ [ILLEGIBLE]                     By: Administaff of Texas, Inc.
-------------------                     its General Partner
10/20/2004
                                        By:/s/ Douglas S. Sharp
                                           -------------------------------
                                             Douglas S. Sharp
                                             Vice President, Finance,
                                             Chief Financial Officer & Treasurer

Contract No. 2890